UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 14, 2007
T REIT, Inc.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-49782 (Commission File Number)	52-2140299 (I.R.S. Employer Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California (Address of principal executive offices)		92705 (Zip Code)
Registrant’s telephone number, including area code:          (877) 888-7348
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 Completion of Acquisition or Disposition of Assets.
ITEM 7.01 Regulation FD Disclosure.
ITEM 9.01 Financial Statements and Exhibits.
PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF NET ASSETS
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

     The use of the words “we,” “us,” or “our” refers to T REIT, Inc. and its subsidiary, T REIT, L.P., except where the context otherwise requires.
ITEM 2.01 Completion of Acquisition or Disposition of Assets.
On April 25, 2007, NNN Enclave Parkway, LLC, et al. entered into an Agreement for the Purchase and Sale of Real Property and Escrow Instructions, or the Agreement, with Parkway Properties Office Fund, L.P., an unaffiliated third party, or the Buyer, for the sale of 1401 Enclave Parkway located in Houston, Texas, or the Property, for a total sales price of $46,500,000. We own a 3.3% interest in the Property through our interest in NNN Enclave Parkway, LLC.
On April 25, 2007, NNN Enclave Parkway, LLC, et al. entered into a First Amendment to the Agreement, or the Amendment, with the Buyer, to extend the closing date to June 14, 2007, with an option to extend the closing to June 28, 2007 by providing written notice to the Buyer on or before June 11, 2007.
On June 14, 2007, NNN Enclave Parkway, LLC, et al. sold the Property to Parkway Properties Office Fund, L.P. for a total sales price of $46,500,000. We sold the Property pursuant to the plan of liquidation approved by our shareholders on July 27, 2005. Our net cash proceeds were $725,000 after payment of the related mortgage loan, closing costs and other transaction expenses. Triple Net Properties, LLC, or our Advisor, or its affiliate will receive a property disposition fee of $1,845,000, or 4.0% of the total sales price, of which we will pay $45,000, or 3.0% of our pro rata share of the total sales price. A sales commission of $465,000, or 1.0% of the total sales price, was paid to an unaffiliated broker, of which we paid $15,000, or 1.0% of our pro rata share of the total sales price. An incentive distribution payment of $38,000 was made to our Advisor, of which we paid $0.
The above descriptions of the Agreement and the Amendment are qualified in their entirety by the terms of the agreements attached as Exhibits 10.1 and 10.2, respectively, to our Form 8-K filed on April 27, 2007.
ITEM 7.01 Regulation FD Disclosure.
On June 19, 2007, we issued a press release announcing our disposition of the Property. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit No. 99.1
The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
ITEM 9.01 Financial Statements and Exhibits.
(b) Pro forma financial information.
     The pro forma financial information required as part of this item is being provided below as follows:
INDEX TO THE PRO FORMA FINANCIAL STATEMENTS
I.	Unaudited Pro Forma Condensed Consolidated Statement of Net Assets as of March 31, 2007 (Liquidation Basis)

II.	Unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets for the Three Months Ended March 31, 2007 (Liquidation Basis)

III.	Unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets for the Year Ended December 31, 2006 (Liquidation Basis)

T REIT, INC.
PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
The following unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only, and are not necessarily indicative of the results of operations of future periods or the results that would have been realized had the Property been disposed of by us as of the dates set forth below. The pro forma condensed consolidated financial statements (including notes thereto) are qualified in their entirety by reference to and should be read in conjunction with our consolidated historical financial statements included in our December 31, 2006 Annual Report on Form 10-K/A and our March 31, 2007 Quarterly Report on Form 10-Q. In management’s opinion, all adjustments necessary to reflect the transactions have been made.
The accompanying unaudited pro forma condensed consolidated statement of net assets as of March 31, 2007 (liquidation basis) is presented as if the disposition of the Property had occurred on March 31, 2007.
The accompanying unaudited pro forma condensed consolidated statement of changes in net assets for the three months ended March 31, 2007 (liquidation basis) is presented as if the disposition of the Property had occurred on January 1, 2006.
The accompanying unaudited pro forma condensed consolidated statement of changes in net assets for the year ended December 31, 2006 (liquidation basis) is presented as if the disposition of the Property had occurred on January 1, 2006.
The accompanying pro forma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the disposition reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future.

T REIT, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF NET ASSETS
As of March 31, 2007
(Unaudited — Liquidation Basis)

	Company	Sale of 1401 Enclave		Company
	Historical (A)	Parkway Property		Pro forma
ASSETS
Investments in unconsolidated real estate	$5,939,000	$(715,000)	(B)	$5,224,000
Cash and cash equivalents	2,670,000	735,000	(B)	3,405,000
Accounts receivable, net	3,000	—		3,000
Asset for estimated receipts in excess of estimated costs during liquidation	644,000	(98,000)	(B)	546,000

Total assets	9,256,000	(78,000)		9,178,000

LIABILITIES
Total liabilities	—	—		—

Commitments and contingencies

Net assets in liquidation	$9,256,000	$(78,000)	(D)	$9,178,000

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

T REIT, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
For the Three Months Ended March 31, 2007
(Unaudited — Liquidation Basis)

	Company	Sale of 1401 Enclave		Company
	Historical (A)	Parkway Property (C)		Pro forma
Net assets in liquidation, beginning of period	$8,996,000	$131,000		$9,127,000

Changes in net assets in liquidation:
Changes to asset for estimated receipts in excess of estimated costs during liquidation:
Operating income	(39,000)	—		(39,000)
Distributions received from unconsolidated properties	(129,000)	11,000		(118,000)
Payments of liquidation costs and other amounts	135,000	—		135,000
Change in estimated receipts in excess of estimated costs during liquidation	7,000	26,000		33,000

Changes to asset for estimated receipts in excess of estimated costs during liquidation	(26,000)	37,000		11,000

Change in fair value of assets and liabilities:
Change in fair value of real estate investments	253,000	(221,000)		32,000
Change in assets and liabilities due to activity in asset for estimated receipts in excess of estimated costs during liquidation	33,000	(11,000)		22,000

Net increase in fair value	286,000	(232,000)		54,000

Distributions to shareholders	—	—		—

Change in net assets in liquidation	260,000	(195,000)		65,000

Net assets in liquidation, end of period	$9,256,000	$(64,000)	(D)	$9,192,000

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

T REIT, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2006
(Unaudited — Liquidation Basis)

		Sale of 1401
	Company	Enclave Parkway	Company
	Historical (E)	Property (C)	Pro forma
Net assets in liquidation, beginning of period	$32,529,000	$198,000	$32,727,000

Changes in net assets in liquidation:
Changes to asset for estimated receipts in excess of estimated costs during liquidation:
Operating income	(523,000)	—	(523,000)
Distributions received from unconsolidated properties	(1,311,000)	43,000	(1,268,000)
Payments of liquidation costs and other amounts	2,105,000	—	2,105,000
Change in estimated receipts in excess of estimated costs during liquidation	132,000	22,000	154,000

Changes to asset for estimated receipts in excess of estimated costs during liquidation	403,000	65,000	468,000

Change in fair value of assets and liabilities:
Change in fair value of marketable securities	(116,000)	—	(116,000)
Change in fair value of real estate investments	6,451,000	(89,000)	6,362,000
Change in assets and liabilities due to activity in asset for estimated receipts in excess of estimated costs during liquidation	(271,000)	(43,000)	(314,000)

Net increase in fair value	6,064,000	(132,000)	5,932,000

Distributions to shareholders	(30,000,000)	—	(30,000,000)

Change in net assets in liquidation	(23,533,000)	(67,000)	(23,600,000)

Net assets in liquidation, end of period	$8,996,000	$131,000	$9,127,000

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
As of March 31, 2007 and For the Three Months Ended March 31, 2007
and the Year Ended December 31, 2006
The unaudited pro forma condensed consolidated financial statements have been adjusted as discussed in the notes below.
(A)	As reported in our March 31, 2007 Quarterly Report on Form 10-Q.

(B)	Adjustments have been made for the sale of the Property, of which we owned 3.3%, to an unaffiliated party for $46,500,000, and therefore the investments in unconsolidated real estate would have decreased by the amount related to the Property. We would have received pro forma net cash proceeds of $735,000, after payment of the mortgage loan balance, closing costs and other transaction expenses and the return of lender required reserves. As a result of the pro forma sale as of March 31, 2007, the reserve for estimated receipts in excess of estimated costs during liquidation would have been decreased by $98,000.

(C)	These adjustments reflect the elimination of the changes in net assets in liquidation attributable to the Property. The unaudited pro forma condensed consolidated statement of changes in net assets is presented as if the disposition of the Property had occurred on January 1, 2006. The pro forma results include the estimated net sales proceeds for the Property sale as if it closed on January 1, 2006.

(D)	The unaudited pro forma condensed consolidated statement of changes in net assets for the three months ended March 31, 2007 is presented as if the disposition of the Property had occurred on January 1, 2006. The unaudited pro forma condensed consolidated statement of net assets as of March 31, 2007 is presented as if the disposition of the Property had occurred on March 31, 2007. As such, there is a difference in the net assets in liquidation as of March 31, 2007 between the two statements.

(E)	As reported in our December 31, 2006 Annual Report on Form 10-K/A.
(d) Exhibits.
99.1	T REIT, Inc. press release dated June 19, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T REIT, INC.
Date: June 19, 2007	By:	/s/ Jack R. Maurer
		Name:	Jack R. Maurer
		Title:	Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description
99.1	T REIT, Inc. press release dated June 19, 2007